Dispositions	12 Months Ended
Dec. 31, 2024
Disposal Groups [Abstract]
Dispositions
9. DISPOSITIONS

For the year ended December 31, 2024	La Arena
Cash proceeds (1)	$306.6
Net smelter return royalty	29.7
Contingent consideration	36.8
Net proceeds	373.1

Cash and cash equivalents	16.2
Trade and other receivables	29.6
Inventories	134.2
Mineral properties, plant and equipment	223.2
Other assets	0.1
Accounts payable and accrued liabilities	(55.1)
Other current liabilities	(15.6)
Provisions	(86.5)
Other long term liabilities	(12.3)
Net assets attributable to Pan American	233.8
Less: Net Proceeds	373.1
Add: Costs directly attributable to the disposal	1.9
Gain on disposal	$137.4
(1) Includes $61.6 million of estimated net closing cash and preliminary working capital adjustments.
La Arena Sale
On May 1, 2024, the Company announced that it agreed to sell its 100% interest in La Arena to Zijin. On December 2, 2024 (the "Closing Date"), the Company completed the disposition. In accordance with the share purchase agreement for the sale of La Arena ("SPA"), the Company received total cash proceeds of $306.6 million, which was comprised of $245.0 million of cash consideration, estimated net closing cash (Closing Date cash less Closing Date indebtedness), and an estimated net working capital amount, as defined in the SPA. The net working capital is subject to final adjustments as provided in the SPA.
Additionally, Zijin granted the Company a life-of-mine gold net smelter return royalty ("La Arena NSR") of 1.5% for the La Arena II project, and contingent consideration of $50.0 million payable in cash ("Contingent Consideration") contingent upon the commencement of commercial production from the La Arena II project. The Contingent Consideration is also subject to certain adjustments as provided in the SPA relating to closure costs of the La Arena mine.
The Company recorded the La Arena NSR at a fair value of $29.7 million upon initial recognition. The fair value of the La Arena NSR was estimated using a discounted future cash flow model ("DCF"). The key assumptions in the DCF included: production metrics and duration based on the preliminary feasibility study for the La Arena II Project; prevailing consensus metal prices as at the Closing Date; and, an 8.0% discount rate based on a weighted average cost of capital ("WACC") adjusted for specific risks for the La Arena NSR.
The Company recorded the Contingent Consideration at a fair value of $36.8 million upon initial recognition. The fair value was estimated using a DCF by applying assumptions consistent with those applied for the La Arena NSR valuation, and a 7.5% discount rate based on a WACC adjusted for specific risks for the Contingent Consideration. Given that the payment is contingent on the successful commencement of commercial production, the Contingent Consideration is classified as a financial asset, measured at FVTPL, in accordance with IFRS 9 - Financial Instruments (Note 10) and its fair value shall be subsequently re-measured at the end of each reporting period with changes recognized in the SOE.

For the year ended December 31, 2023	MARA	Morococha	ADLF	Total
Cash proceeds (1)	$475.0	$28.6	$45.5	$549.1
Net smelter return royalty	90.0	—	11.1	101.1
Net proceeds	565.0	28.6	56.6	650.2

Cash and cash equivalents	188.4	5.6	0.1	194.1
Other current assets	9.1	4.8	0.1	14.0
Mineral properties, plant and equipment	1,400.5	35.8	142.2	1,578.5
Other non-current assets	3.1	0.8	—	3.9
Current liabilities	(27.0)	(11.6)	(0.4)	(39.0)
Provisions	(133.2)	(11.2)	(3.7)	(148.1)
Deferred tax liabilities	(380.4)	(0.1)	(38.8)	(419.3)
Long-term debt	(31.5)	—	—	(31.5)
Other long-term liabilities	(19.3)	(0.1)	—	(19.4)
Net carrying amount	1,009.7	24.0	99.5	1,133.2
Non-controlling interest	(444.7)	(2.1)	(42.9)	(489.7)
Net assets attributable to Pan American	565.0	21.9	56.6	643.5
Less: net proceeds	565.0	28.6	56.6	650.2
Gain on disposal	$—	$6.7	$—	$6.7
(1) The Morococha sale cash consideration includes $3.6 million related to final working capital adjustments.